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                                                                 EXHIBIT 10.1.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                 THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of March 18, 1994, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, ("Bank").

                 WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993, as amended by a First Amendment dated as of December 29, 1993 (the "Agreement");

                 WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement;

                 NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

                 1. The definition "Person" is added to Section 1 in proper alphabetical order:

                          "'Person' means any individual, corporation, limited
                 liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof."

                 2. Section 7.8 is amended and restated in its entirety as follows:

                          "7.8 Default of Other Financial Obligations.  Any
                 default occurs under any other agreement, with Bank or any other Person, involving the borrowing of money or the extension of credit in an aggregate amount exceeding Five Million Dollars ($5,000,000) under which Borrower or any Subsidiary may be obligated as borrower, guarantor, or installment purchaser, including without limitation the Indenture, if such default consists of the failure to pay any obligation when due or if such default gives to the holder of the obligation concerned the right to accelerate the obligation."

                 3. Section 7.9 is amended and restated in its entirety as follows:

                          "7.9  [INTENTIONALLY DELETED]"

                 Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii)





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the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

                 In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

                 All capitalized terms used herein are defined as in the Agreement.

                 IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                           RYKOFF-SEXTON, INC.


                                           By:    /s/ RICHARD J. MARTIN
                                           --------------------------------
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION


                                           By:    /s/ MARK J. GLASKY
                                              ------------------------------
                                           Title: Vice President





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                      THIRD AMENDMENT TO CREDIT AGREEMENT


                 THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of April 15, 1994, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank").

                 WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993, as amended by a First Amendment dated as of December 29, 1993, and a Second Amendment dated as of March 18, 1993 (the "Agreement");

                 WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement;

                 NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

                 1. In Section 2.1 the amount "One Hundred Fifteen Million Dollars ($115,000,000)" is deleted and the amount "One Hundred Twenty Million Dollars ($120,000,000)" substituted in its stead.

                 2. In Section 2.1(b) the amount "Fifteen Million Dollars ($15,000,000)" is deleted and the amount "Twenty Million Dollars ($20,000,000)" substituted in its stead.

                 Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

                 In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

                 All capitalized terms used herein are defined as in the Agreement.





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                 IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                          RYKOFF-SEXTON, INC.


                                          By:  /s/ RICHARD J. MARTIN
                                          --------------------------------
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION


                                          By:   /s/ MARK J. GLASKY
                                              ---------------------------
                                                   Mark J. Glasky
                                                   Vice President





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                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                 THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of April 30, 1994, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank").

                 WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993, as amended by a First Amendment dated as of December 29, 1993, a Second Amendment dated as of March 18, 1993, and a Third Amendment dated as of April 15, 1994 (the "Agreement");

                 WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement;

                 NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

                          In Section 1, subsections (i) and (v) of the
                 definition "Funded Debt" are amended and restated in their entirety as follows:

                                  "(i)     any obligation which under GAAP is
                          shown on the balance sheet as a liability (including Capitalized Lease Obligations, industrial revenue bonds and pollution control bond financing, but excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation and excluding any trade payables (as defined in subsection (v) below) and other accrued current liabilities arising in the ordinary course of business);

                                   (v)     obligations under any contract for
                          the purchase of materials, supplies or other property or services ('trade payables') if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered (but excluding any trade payables and other accrued current liabilities arising in the ordinary course of business);"

                 Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with





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notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

                 In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

                 All capitalized terms used herein are defined as in the Agreement.

                 IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                        RYKOFF-SEXTON, INC.


                                        By:   /s/ VICTOR B. CHAVEZ
                                            -------------------------------
                                        Title: Vice President and
                                               Chief Accounting Officer

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION


                                        By:    /s/ MARK J. GLASKY
                                            -------------------------------
                                                  Mark J. Glasky
                                                  Vice President





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